SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               UNITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                ---------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

                --------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:


                --------------------------------------------------------------

         3)     Filing Party:

                --------------------------------------------------------------

         4)     Date Filed:

                --------------------------------------------------------------

                               UNITY BANCORP, INC.
                                64 Old Highway 22
                            Clinton, New Jersey 08809

March 30, 1998

Dear Unity Bancorp, Inc. Shareholder:

You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") to be held on April 24, 1998 at 3:30 p.m. at the main office of First Community Bank, 64 Old Highway 22, Clinton, New Jersey 08809.

At the Annual Meeting, shareholders will be asked to: (1) elect one member to the Board of Directors; and (2) approve the Unity Bancorp, Inc. 1998 Stock Option Plan.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.



Sincerely yours,


/s/ ROBERT VAN VOLKENBURGH
--------------------------
Robert Van Volkenburgh
Chairman of the Board and Chief Executive Officer

                               UNITY BANCORP, INC.
                                64 Old Highway 22
                            Clinton, New Jersey 08809

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1998

Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Unity Bancorp, Inc. (the "Company") will be held at the main office of First Community Bank, 64 Old Highway 22, Clinton, New Jersey 08809, April 24, 1998 at 3:30 p.m. for the purpose of considering and voting upon the following matters:

1. The election of the nominee named in the accompanying Proxy Statement to serve as a director of the Company for the term of office specified and until his successor is duly elected and qualified.

2.  Approval of the Unity Bancorp, Inc. 1998 Stock Option Plan.

3. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

Shareholders of record at the close of business on March 16, 1998 are entitled to notice of, and to vote at, the Annual Meeting. All shareholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


By Order of the Board of Directors,

/s/ ROBERT VAN VOLKENBURGH
--------------------------
Robert Van Volkenburgh
Chairman of the Board and Chief Executive Officer

March 30, 1998
Clinton, New Jersey

                               UNITY BANCORP, INC.
                                64 Old Highway 22
                            Clinton, New Jersey 08809

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1998

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished to the shareholders of Unity Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at the main office of First Community Bank, the Company's bank subsidiary (the "Bank"), 64 Old Highway 22, Clinton, New Jersey 08809 on April 24, 1998, at 3:30 p.m. New Jersey time, and at any adjournments thereof. These proxy materials are first being mailed on or about March 30, 1998, to holders of record on March 16, 1998 (the "Record Date") of the Company's common stock, no par value (the "Common Stock").

A shareholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the shareholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominee for director named in this Proxy Statement and "FOR" the approval of each of the other specific proposals presented in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 2,011,853 shares of Common Stock. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominee being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominee being proposed is withheld.

As to the matters being proposed for shareholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2. Shares as to which the "ABSTAIN" box has been selected will be counted as present and will therefore have the effect of voting against Proposal 2. In contrast, broker non-votes will not be counted as present and so will have no effect.

The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors has fixed the number of directors constituting the Board at five. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of the nominee listed below for the term set forth for such nominee and until his successor shall have been elected and qualified. Unless otherwise instructed by the shareholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominee named in this Proxy Statement, subject to the condition that if the named nominee should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominee named herein unable or unwilling to serve. In accordance with the Bylaws of the Company, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. In August, 1997 Mr. James Hyman resigned from his positions as President, Chief Operating Officer and Director of the Company for personal reasons. In January 1998, Mr. Walter Hazard resigned from the Company's Board of Directors to devote more time to his business.

INFORMATION WITH RESPECT TO THE NOMINEE AND
CONTINUING DIRECTORS

The following table sets forth, as of the Record Date, the name of the nominee and the names of those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company or the Bank, and the year in which their terms (or in the case of the nominee, his proposed term) as director of the Company expire.



                                 TABLE I - NOMINEE FOR 1998 ANNUAL MEETING

NAME, AGE AND POSITION             PRINCIPAL OCCUPATION DURING                 DIRECTOR            TERM
WITH COMPANY (1)                   PAST FIVE YEARS                             SINCE               EXPIRES
John F. Tremblay, 49               President of the Company;                   1997                2001
Director and President             President of the Bank;
                                   formerly held a number of executive
                                   positions with B.M.J. Financial
                                   Corp., including President and
                                   Chief Executive Officer

(1) Mr. Tremblay is also a director of the Bank.

                        TABLE II - DIRECTORS OF THE COMPANY WHOSE TERMS CONTINUE
                                       BEYOND THIS ANNUAL MEETING

NAME, AGE AND POSITION             PRINCIPAL OCCUPATION DURING                 DIRECTOR            TERM
WITH COMPANY (1)                   PAST FIVE YEARS                             SINCE(2)            EXPIRES
David D. Dallas, 43                Vice Chairman and Corporate                 1990                1999
Vice Chairman and                  Secretary of the Company; Vice
Corporate Secretary                Chairman of the Bank; Chief
                                   Executive Officer of Dallas Group
                                   of America (Chemicals)

Peter P. DeTommaso, 72             Retired President                           1991                1999
Director                           Home Owners Heaven, Inc.
                                   (Hardware and Lumber Retail)

Robert J. Van Volkenburgh, 55      Chairman of the Board and Chief             1990                2000
Chairman of the Board and          Executive Officer of the Company;
Chief                              Executive Officer Chairman of the Board of
                                   the Bank; Chief Executive Officer of Total
                                   Packaging Corporation and Best Packaging &
                                   Design Corp.

Charles S. Loring, 56              Owner, Charles S. Loring, CPA               1990                2000
Director                           (Accountants)

(1)  Each director of the Company is also a director of the Bank.

(2)  Includes prior service on Board of Directors of the Bank.

               TABLE III - DIRECTORS OF THE BANK WHO DO NOT SERVE
                           AS DIRECTORS OF THE COMPANY

The following table sets forth the names of and certain information concerning those members of the Board of Directors of the Bank who are not also directors of the Company.

NAME, AGE AND POSITION           PRINCIPAL OCCUPATION DURING            DIRECTOR
WITH BANK                        PAST FIVE YEARS                        SINCE
--------------------------------------------------------------------------------
Robert H. Dallas, II, 51         Vice President and Chief Operating     1990
Director                         Officer, Dallas Group of America
                                 (Chemicals)

Peter G. Schoberl, 43            Executive Vice President and Senior    1996
Director, Executive Vice         Lending Officer of the Bank since
President and Senior Lending     1995. Previously, Senior Vice
Officer of the Bank              President and Senior Lending

                                 Officer of American Union Bank
                                 from 1990 to 1995.

Samuel Stothoff, 65              President, Samuel Stothoff Company     1990
Director                         (Well Drilling)

Allen Tucker, 71                 President, Tucker Enterprises          1995
Director                         (Real Estate Development)

Robert J. van Volkenburgh, Jr.,  Physician                              1995
M.D., 33
Director

No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Robert J. van Volkenburgh, Jr., M.D. is the son of Mr. Robert J. Van Volkenburgh.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During the fiscal year ended December 31, 1997, the Board of Directors of the Company held seven (7) meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

The Company maintains an Audit Committee of the Board of Directors. In 1997, the Committee was comprised of Messrs. Dallas, Hazard and DeTommaso. During the fiscal year of 1997, the Audit Committee held three (3) meetings. Effective February 1998, Mr. Loring was appointed a member of the Audit Committee, replacing Mr. Hazard. The Audit Committee arranges for the annual financial statement audit through the Company's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives reports of examinations of the Bank by the Bank's internal audit department, analyzes such internal reports, receives reports of regulatory examinations of the Company and the Bank by the applicable regulatory agencies, analyzes such reports, and reports to the Board of Directors the results of this analysis.

The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive cash compensation for their service on the Company's Board. However, Directors of the Company are eligible to participate in the 1994 Stock Option Plan, the 1997 Stock Bonus Plan and the 1997 Stock Option Plan, all as described below.

Non-employee directors of the Bank receive an annual retainer of up to $5,000, depending upon their years of service on the Board. Non-employee directors who have one year of service receive a $3,000 retainer. Non-employee directors with two years of service receive a $4,000 retainer. Non-employee directors with three or more years of service receive the entire $5,000 retainer. Each Committee Chairman also receives a $1,000 Committee retainer.

Directors also receive $300 for attendance at each Board of Directors meeting and $150 for attendance at each Committee meeting. In addition, during 1997, Mr. Van Volkenburgh received an annual retainer of $100,000, payable monthly, for his services as Chairman of the Board of the Bank and Mr. D. Dallas received an annual retainer of $50,000, payable monthly, for his service as Vice Chairman of the Board of the Bank.

The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "Directors Plan") which provides for options to purchase shares of Common Stock to be issued to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual directors to whom options are granted under the Non-Employee Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Non-Employee Plan and the exercise price therefor. For the fiscal year ended December 31, 1997, 24,000 options were granted under the Non-Employee Plan. Options had an exercise price of $13.375.

The Company maintains the 1997 Stock Bonus Plan under which the Board of Directors was authorized to grant up to 50,000 shares of Common Stock in the form of bonuses. Members of the Board of Directors and executive officers of the Company, the Bank and any subsidiaries the Company may acquire or form in the future may be eligible to participate in the 1997 Stock Bonus Plan. The 1997 Stock Bonus Plan is administered by the Company's Board of Directors, which has the authority to determine the participants to whom bonuses will be granted, the amount of any bonus, and any terms and conditions which may be attached to any shares underlying a bonus. During 1997, members of the Company's Board of Directors received grants of 9,000 shares of Common Stock under the 1997 Bonus Plan.

In addition, the Company maintains the 1997 Stock Option Plan under which options to purchase shares of the Company's Common Stock may be granted to members of the Board of Directors and executive officers of the Company, the Bank, and any subsidiaries which the Company may establish in the future. The 1997 Stock Option Plan is administered by the Board of Directors of the Company, which has the authority to select the parties to whom stock options will be granted. Options granted under the 1997 Plan may either be incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Stock Options granted under the 1997 Plan which are incentive stock options must have an exercise price of 100% of the fair market value of the Company's stock on the date of grant, and non-qualified options may have an exercise price of not less than 85% of the fair market value of the Common Stock on the date of grant, with the actual exercise price determined by the Board of Directors. During 1997, Mr. Tremblay was the only member of the Board to receive options under the Plan. See "Options/SAR Grants in Last Fiscal Year".

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following tables set forth, as of February 28, 1998, certain information concerning the ownership of shares of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company and each director of the Bank, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and officers of the Company as a group. Information concerning Mr. Robert H. Dallas, who is deemed to beneficially own 10.62% of the Company's outstanding Common Stock, is contained in the next table.

                                   THE COMPANY

NAME AND POSITION                    NUMBER OF SHARES              PERCENT
WITH COMPANY                       BENEFICIALLY OWNED(1)          OF CLASS
--------------------------------------------------------------------------------
David D. Dallas,
Vice Chairman and
Corporate Secretary                      234,875(2)                  11.55%

Peter P. DeTommaso, Director             129,435(3)                   6.42%

Charles S. Loring, Director               76,311(4)                   3.78%

Peter G. Schoberl, Director
and Executive Vice President
of the Bank                               11,286(5)                   .56%

John F. Tremblay,
Director and President                     3,500(6)                   .17%

Robert J. Van Volkenburgh,
Chairman of the Board and
Chief Executive Officer                  344,127(7)                  16.86%

Directors and Executive Officers
of the Company as a group
(8 persons)                              807,493                     38.66%

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 19,701 shares and 1,500 shares purchasable upon the exercise of immediately exercisable warrants owned by the Dallas Group of America Employee's Profit Sharing Plan and Trust, 61,763 shares owned by the Dallas Group of America, Inc., 18,201 shares held by Trenton Liberty Insurance Company, T/A Alexander Insurance Managers, and 60,975 shares and 3,389 shares purchasable upon the exercise of immediately exercisable warrants owned by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by Robert Dallas. Also includes 7,524 shares held by Mr. Dallas' minor children in their own names, and 16,750 shares issuable upon the exercise of options exercisable within 60 days.

(3) Includes 103,626 shares owned jointly with Mr. DeTommaso's spouse, and 20,416 shares owned jointly by Mr. DeTommaso and his brother. Also includes 4,250 shares issuable upon the exercise of options exercisable within 60 days.

(4) Includes 6,285 shares held by Mr. Loring's spouse in her own name, 13,715 shares owned jointly with his spouse, and 7,650 shares held by Loring Partnership. Mr. Loring disclaims beneficial ownership of the shares held by his spouse. Also includes 800 shares purchasable upon the exercise of immediately exercisable warrants and 4,250 shares issuable upon the exercise of options exercisable within 60 days.

(5) Includes 7,000 shares issuable upon the exercise of immediately exercisable options, 18 shares held jointly with Mr. Schoberl's spouse and 196 shares held by Mr. Schoberl's spouse.

(6) Includes 2,500 shares issuable upon the exercise of immediately exercisable options.

(7) Includes 68,613 shares held by Mr. Van Volkenburgh's spouse in her own name, 12,381 shares owned jointly by Mr. Van Volkenburgh and his spouse, 21,513 shares and 8,500 shares held by Total Packaging Corporation and Best Packaging and Design Corp., respectively, corporations owned by Mr. Van Volkenburgh, and 4,375 shares held by RJV Capital Management LLC, a limited liability company owned by Mr. Van Volkenburgh, and 18,750 shares held in a brokerage account for the benefit of Mr. Van Volkenburgh. Mr. Van Volkenburgh disclaims beneficial ownership of the shares held by his spouse in her own name. Also includes 25,125 shares issuable upon the exercise of options exercisable within 60 days and 4,889 immediately exercisable warrants.

                                    THE BANK

The following table sets forth, as of February 28, 1998, certain information concerning the ownership of shares of the Common Stock by directors of the Bank who are not also directors of the Company.

NAME AND POSITION                           NUMBER OF SHARES             PERCENT
WITH BANK                                 BENEFICIALLY OWNED(1)         OF CLASS
--------------------------------------------------------------------------------
Robert H. Dallas, II, Director               214,513(2)(5)               10.62%

Samuel Stothoff, Director                     50,685(3)(5)                2.51%

Allen Tucker, Director                        45,825(4)(5)                2.27%

Robert J. van Volkenburgh, Jr.,

M.D., Director                                35,249(5)                   1.75%

(1) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Includes 19,701 shares and 1,500 shares purchasable upon the exercise of immediately exercisable warrants owned by the Dallas Group of America Employee's Profit Sharing Plan and Trust, 61,763 shares owned by the Dallas Group of America, Inc., 18,201 shares held by Trenton Liberty Insurance Company, T/A Alexander Insurance Managers, and 60,975 shares and 3,389 shares purchasable upon the exercise of immediately exercisable warrants owned by Dallas Financial Holdings, LLC. These shares are also disclosed as beneficially owned by David Dallas. Also includes 3,762 shares owned by Mr. Dallas' minor child in his own name.

(3) Includes 34,000 shares held jointly by Mr. Stothoff and his spouse and 4,852 shares held by Mr. Stothoff's spouse in her own name. Mr. Stothoff disclaims beneficial ownership of the shares held by his spouse.

(4) Includes 11,700 shares held by Mr. Tucker's spouse and 833 shares held by his daughter.

(5) Includes 4,250 shares issuable upon the exercise of options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                                               SUMMARY COMPENSATION TABLE
                                     CASH AND CASH EQUIVALENT FORMS OF REMUNERATION

                                                              ANNUAL                                  LONG-TERM
                                                           COMPENSATION                             COMPENSATION
                                      ----------------------------------------------------------------------------------
                                                                                 OTHER
                                                                                ANNUAL                 AWARDS
NAME AND PRINCIPAL POSITION       YEAR          SALARY              BONUS       COMPEN-    -----------------------------
                                                  ($)                ($)        SATION        RESTRICTED     SECURITIES
                                                                                  ($)            STOCK       UNDERLYING
                                                                                               AWARD(S)        OPTIONS
                                                                                                  ($)         SARS (#)
------------------------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh         1997        $100,000(1)       $60,188(2)    $7,800(3)          $0           9,000
Chairman and Chief                1996         100,000(1)             0        8,400(3)           0           9,375
Executive Officer                 1995          60,000(1)             0        9,550(3)           0               0
------------------------------------------------------------------------------------------------------------------------
James Hyman, President            1997         136,000(4)        70,349(5)     5,100(6)           0           4,000
                                  1996         130,000            6,500       10,162(6)           0           3,750
                                  1995         120,000           27,900(7)            0           0               0
------------------------------------------------------------------------------------------------------------------------
John Tremblay, President          1997          24,404(8)             0          600(6)           0           2,500
------------------------------------------------------------------------------------------------------------------------
Peter G. Schoberl,                1997          98,000            6,273        3,300(6)           0           2,000
Executive Vice President          1996          94,500            2,962               0           0           1,875
of the Bank                       1995          89,654            2,500(3)            0           0               0
------------------------------------------------------------------------------------------------------------------------

(1) Consists of Mr. Van Volkenburgh's annual retainer as Chairman of the Board of the Bank. Mr. Van Volkenburgh does not receive compensation for his services of Chief Executive Officer of the Company.

(2) This bonus represents the value of 4,500 shares issued to Mr. Van Volkenburgh under the Company's 1997 Stock Bonus Plan.

(3)  Mr. Van Volkenburgh received directors fees only.

(4) Mr. Hyman resigned as President and Chief Operating Officer of the Company in August, 1997. Pursuant to a severance agreement between Mr. Hyman and the Company, Mr. Hyman will continue to receive his annual salary as of August, 1997, $136,000, through August 31, 1998 and the Company will continue to provide Mr. Hyman with certain insurance benefits through such date.

(5) Included in this amount, $16,719 represents the value of 2,750 shares issued to Mr. Hyman under the Company's 1997 Stock Bonus Plan and $45,545 represents compensation realized upon the exercise of non-qualified stock options.

(6) Other annual compensation includes director fees, insurance premiums and the personal use of Bank automobiles.

(7) $20,000 of the 1995 annual bonus paid to James Hyman represents the value of 3,071 shares of Common Stock issued to

     Mr. Hyman under the Company's Stock Bonus Plan.

(8) Mr. Tremblay was hired as the Company's President on October 23, 1997. Pursuant to Mr. Tremblay's employment agreement, he is to receive an annual salary of $135,000, subject to increase.

EMPLOYMENT AGREEMENTS

The Company and the Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Tremblay. The Employment Agreement provides for a one year term commencing on November 24, 1997. The Employment Agreement calls for an initial base salary of $135,000, and further provides that Mr. Tremblay may be entitled to receive an annual bonus as determined by the Board of Directors. Mr. Tremblay is also entitled to receive use of an automobile and standard insurance benefits. In the event that the Company elects to terminate Mr. Tremblay's employment prior to the end of the initial term for reasons other than cause, as defined in the Employment Agreement, Mr. Tremblay will be entitled to receive his then current base compensation for a period three (3) months after termination and the Company will further be required to maintain in effect medical and other insurance benefits for Mr. Tremblay for a period of 18-months after termination. In the event of a change in control of the Company, followed by Mr. Tremblay's involuntary termination of employment or his voluntary termination of employment in certain circumstances, Mr. Tremblay will be entitled to receive his then current salary for a period of six (6) months from the date of such termination and Mr. Tremblay will be entitled to receive insurance and other benefits in effect at the time of his termination for a period of six (6) months. The Employment Agreement defines a change in control to include (i) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company or any similar transaction in which the Company is not the resulting entity, (ii) changes to the Board of Directors of the Company whereby individuals who constitute the current Board of Directors cease to constitute a majority of the Board of Directors, (iii) the acquisition by any person directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote for the election of directors, or (iv) a tender offer is made for 25% or more of the voting securities of the Company and shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

CHANGE IN CONTROL AGREEMENT

The Company has entered into a Change in Control Agreement (the "Agreement") with Peter Schoberl, Director, Executive Vice President and Senior Lending Officer of the Bank. The Agreement has a four year term from January 1, 1995 through December 31, 1998. The Agreement provides that upon the occurrence of a change in control (as defined in the Agreement) of the Company and in the event Mr. Schoberl is terminated for reasons other than cause (as defined in the Agreement), he will be entitled to severance pay in amounts equal to 100%, 75%, 50% and 25% of his base salary, respectively, in each of the first four years of the Agreement. The Agreement further provides that Mr. Schoberl will be entitled to receive benefits under the Agreement in the event he resigns from his employment with the Company within 18 months of a change in control and within thirty days of the occurrence of any of the following events after such change in control: (i) he is reassigned to a position of lesser rank or status than his position at the time of the change in control; (ii) his place of employment is relocated by more than thirty miles from its location prior to the change in control; or (iii) his compensation or other benefits are reduced. Had a change of control occurred during 1997 and had Mr. Schoberl become entitled to severance pay, he would have received $45,000.

STOCK BENEFIT PLANS

The Company maintains the 1994 Incentive Stock Option Plan (the "Employee Plan") under which options to purchase 62,500 shares of Common Stock have been reserved for issuance, subject to adjustment as set forth therein. Officers and other key employees of the Company (including officers and employees who are directors), the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Employee Plan. The Board of Directors administers the Employee Plan, and has the authority to determine the key employees who will receive options under the Employee Plan, the terms and conditions of options granted under the Employee Plan and the exercise price therefor.

The Company maintains a Stock Bonus Plan (the "Stock Bonus Plan"). Under the Stock Bonus Plan, 21,929 shares of Common Stock remain reserved for issuance. Officers and other key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Stock Bonus Plan. The Board of Directors of the Company administers and supervises the Stock Bonus Plan. The Board has the authority to determine the key employees who will receive awards under the Plan and the number of shares awarded to each recipient.

In addition, officers and employees, along with directors, are eligible to participate in the 1997 Stock Option Plan and the 1997 Bonus Plan. See "Compensation of Directors."

                                          OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF          % OF TOTAL                                             PRESENT
                                     SECURITIES         OPTIONS/SARS                                           VALUE OF
                                     UNDERLYING          GRANTED TO         EXERCISE OR       EXPIRATION       GRANT ON
                                    OPTIONS/SARS        EMPLOYEES IN        BASE PRICE           DATE         GRANT DATE
 NAME                              GRANTED (#)(1)        FISCAL YEAR          ($/SH)                            ($)(2)
-------------------------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh               9,000                22.39%           $13.375           1/11/02         $38,610
James Hyman                             4,000                 9.95%            11.47            1/1/02           18,120
John F. Tremblay                        2,500                 6.22%            13.92           11/22/02          15,550
Peter G. Schoberl                       2,000                 4.98%            11.47            1/1/02            9,060

(1)  All Options are immediately exercisable.

(2) The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 1.50%; expected volatility of 47.06%; risk-free interest rates of 6.08%; and expected lives of 2 years and 6 months.

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above.

                                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                                            YEAR AND FY-END OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   VALUE OF UNEXERCISED
                                                                                                        IN-THE-MONEY
                                                                     NUMBER OF SECURITIES              OPTIONS/SARS AT
                                                                    UNDERLYING UNEXERCISED            FY-END ($) (BASED
                                                     VALUE          OPTIONS/SARS AT FY-END              ON $19.25 PER
                             SHARES ACQUIRED        REALIZED          (#) EXERCISABLE/                SHARE EXERCISABLE/
NAME                         ON EXERCISE (#)         ($)               UNEXERCISABLE                   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Robert J. Van Volkenburgh            0                  $0                18,375                          $132,094
James Hyman                      7,750              45,545                     0(1)                              0(1)
John F. Tremblay                     0                   0                 2,500                            13,325
Peter G. Schoberl                    0                   0                 3,875                            33,429

(1) Mr. Hyman resigned as President and Chief Operating Officer of the Company on August 31, 1997 and exercised all of his outstanding stock options. He therefore had no options outstanding at year end.

CERTAIN TRANSACTIONS WITH MANAGEMENT

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

The Company leases both its headquarters and its Scotch Plains office from partnerships consisting of Messrs. Van Volkenburgh, R. Dallas and D. Dallas. Under the leases for these facilities, the partnerships received in 1997 rental payments of $419,054. The Company believes that these rent payments reflect market rents and that the leases reflect terms which are comparable to those which could have been obtained in a lease with an unaffiliated third party. Pursuant to these leases, the annual base rent during the second and third year will increase by 6% annually. Starting in year four, the annual base rent will increase by the higher of the Urban Consumer Price Index or 3% annually.

                        RECOMMENDATION AND VOTE REQUIRED

Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED ABOVE.

                 PROPOSAL 2. APPROVAL OF THE UNITY BANCORP, INC.
                             1998 STOCK OPTION PLAN

The Board of Directors of the Company is presenting for shareholder approval the 1998 Stock Option Plan (the "1998 Option Plan"), which is attached hereto as Exhibit A. The purpose of the 1998 Option Plan is to promote the growth and profitability of the Company and the Bank by providing an incentive in the form of stock options to attract and retain skilled and experienced management personnel, including directors. The Board believes it is in the best interest of the shareholders that management receive a significant portion of their compensation in the form of equity and stock options, thereby more closely linking the interests of management and the shareholders. The following is a summary of the material terms of the 1998 Option Plan which is qualified in its entirety by the complete provisions of the attached 1998 Option Plan document at Exhibit A.

The 1998 Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 150,000 shares of Common Stock to certain members of management of the Company and the Bank. Participants in the 1998 Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.

The exercise price for options granted under the 1998 Option Plan will be determined by the Board of Directors at the time of grant, but may not be less than 85% of the fair market value of the Common Stock on the date of grant. The exercise price for any ISOs must be 100% of the fair market value of the common stock on the date of grant.

The 1998 Option Plan may be amended from time to time by the Board of Directors of the Company. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee.

The options granted under the 1998 Option Plan may either be ISO's or non-statutory options. The grant of a non-statutory option which does not have a readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The non-statutory options granted under the 1998 Option Plan should be considered as not having a readily ascertainable fair market value at the time of grant because they are not tradable on an established market.

The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount (i) by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock, or (ii) the amount received for such option if it is transferred prior to exercise. Upon exercise of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to the amount paid for the stock plus the amount taxed at exercise and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an ISO.

If shares acquired upon the exercise of an ISO are not disposed of within the two-year period following the date the option is granted and within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option and at all times during the period beginning on the date of granting of the option and ending on the day three (3) months before the date of such exercise, the recipient of the option was an employee of the Company, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite periods described above, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided that the deduction is reasonable and that the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition of the shares over the fair market value of the shares at the time of exercise will be treated as capital gain.

Shareholder approval of the 1998 Option Plan is being sought in order to comply with certain requirements of the American Stock Exchange and the Internal Revenue Code of 1986, with regard to ISO's.

UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1998 OPTION PLAN.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1998 OPTION PLAN.

                                  OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                              INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended December 31, 1997 were Arthur Andersen LLP. A representative of Arthur Andersen LLP will be available at the Annual Meeting to answer appropriate questions. The Company will select its independent auditors for 1998 after the Annual Meeting.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                       SUBMISSION OF SHAREHOLDER PROPOSALS
                           FOR THE 1999 ANNUAL MEETING

Any shareholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 1999 Annual Meeting must do so no later than December 15, 1998.

                                    EXHIBIT A
                               UNITY BANCORP, INC.
                             1998 STOCK OPTION PLAN

SECTION 1. PURPOSE

The Unity Bancorp, Inc. 1998 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of Unity Bancorp, Inc. (the "Corporation") and its shareholders by providing directors and officers of the Corporation with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors and officers and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

SECTION 2. DEFINITIONS

Capitalized terms not specifically defined elsewhere herein shall have the following meaning:

"Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

"Board" means the Board of Directors of the Corporation.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

"Common Stock" or "Stock" means the common stock, no par value, of the Corporation.

"Corporation" means Unity Bancorp, Inc. and any present or future subsidiary corporations of Unity Bancorp, Inc. (as defined in Section 424(f) of the Code) or any successor to such corporations.

"Disability" shall mean permanent and total disability which if a Participant were an employee of the Corporation would be treated as a total disability under the terms of the Corporation's long-term disability plan for employees as in effect from time to time; provided, however, with respect to a Participant who has been granted an Incentive Stock Option such term shall have the meaning set forth in Section 422(e)(3) of the Code.

"Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Board of Directors in good faith and in a manner established by the Board from time to time; provided, however, so long as the shares of Common Stock are last sale reported securities, then the

"fair market value" of such shares on any date shall be the closing price reported in the consolidated reporting system, on the business day immediately preceding the date in question, as reported on the American Stock Exchange.

"Incentive Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

"Non-Employee Director" shall have the meaning ascribed to such term under Securities and Exchange Commission Rule 16b-3(b)(3).

"Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" means a member of the Board of Directors or employee of the Corporation selected by the Board to receive an Option under the Plan.

"Plan" means the Unity Bancorp, Inc. 1998 Stock Option Plan.

"Retirement," with regard to an employee, means termination of employment in accordance with the retirement provisions of any retirement or pension plan maintained by the Corporation or any of its subsidiaries. With regard to a Non-Employee Director, "Retirement" shall mean cessation of service on the Corporation's Board of Directors after age 60 with at least 10 years of service as a member of the Corporation's Board of Directors. For purposes of this provision, service on the Board of Directors of First Community Bank shall be deemed to be service on the Board of Directors of the Corporation.

"Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order issued by any regulatory agency having jurisdiction over the Participant or the Corporation.

SECTION 3. ADMINISTRATION

(a) The Plan shall be administered by the Board of Directors. Among other things, the Board of Directors shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

(b) Subject to the other provisions of the Plan, the Board of Directors shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

(c) The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4. ELIGIBILITY AND PARTICIPATION

Officers, employees and members of the Board of Directors of the Corporation shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board of Directors, in its sole discretion, from among those eligible, and the Board shall determine in its sole discretion the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under
Section 422 of the Code.

SECTION 5. SHARES OF STOCK AVAILABLE FOR OPTIONS

(a) The maximum number of shares of Common Stock which may be issued and purchased pursuant to Options granted under the Plan is 150,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, without a payment in the form of Common Stock being granted to the Participant, the shares of Common Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent grant under the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) In the event that the Board of Directors determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Common Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Common Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, and if considered appropriate, the Board may make provision for a cash payment with respect to any outstanding Options held by a Participant, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

(c) Any adjustments under this Section will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

SECTION 6. NON-QUALIFIED STOCK OPTIONS

6.1 GRANT OF NON-QUALIFIED STOCK OPTIONS.

The Board of Directors may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board of Directors may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

(a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board of Directors on the date the option is granted. Such purchase price shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

(b) TERMS OF OPTIONS. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. No Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

(c) TERMINATION OF SERVICE. Except as provided in Section 6.1(d) and (e) hereof, unless otherwise determined by the Board of Directors, upon the termination of a Participant's service as an employee or member of the Board of Directors for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

(d)  EXCEPTION FOR RETIREMENT. Notwithstanding the general rule contained in
     Section 6.1(c) above, all options which are exercisable held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) twelve (12) months.

(e) TERMINATION OF SERVICE UPON A CHANGE IN CONTROL. Upon the termination of a Participant's service as an employee or member of the Board of Directors in connection with a change in control of the Corporation (as defined below), the Participant's Non-Qualified Stock Options shall be exercisable, regardless of their then remaining term, for a period of 12 months. For purposes of this provision, the term "change in control of the Corporation" shall mean a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Corporation, or similar transaction in which the Corporation is not the surviving entity.

SECTION 7. INCENTIVE STOCK OPTIONS

7.1 GRANT OF INCENTIVE STOCK OPTION.

The Board of Directors may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares on the date of surrender.

(b) AMOUNTS OF OPTIONS. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board of Directors. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified options.

(c) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Board of Directors, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

(d) TERMINATION OF EMPLOYMENT. Except as provided in Section 7.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board of Directors, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

(e) EXCEPTIONS FOR RETIREMENT.

     (i) Notwithstanding the general rule contained in Section 7.1(d) above, all options held by a Participant whose employment with the Corporation terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option or (ii) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-Qualified Stock Option.

    (ii) Notwithstanding the general rule contained in Section 7.1(d) above, in the event a Participant's employment with the Corporation terminates as a result of a Change in Control of the Corporation (as defined in Section 6.1(e)) hereunder, a Participant may continue to exercise any Options then held, regardless of their remaining term, for a period of 12 months after the date of such Change in Control. To the extent that this provision would permit any Incentive Stock Option to be exercised more than three months after a Participant's cessation of employment, such Options shall be treated as a Non-Qualified Stock Option hereunder.

(f) COMPLIANCE WITH CODE. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of
     Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

SECTION 8. EXTENSION

The Board of Directors may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause Incentive Stock Options issued under the Plan to fail to comply with
Section 422 of the Code.

SECTION 9. GENERAL PROVISIONS APPLICABLE TO OPTIONS

(a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board of Directors considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board of Directors need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

(c) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Corporation in each case in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation, the Board of Directors may, in its discretion, provide for any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of
     Section 424(a) of the Code, (ii) upon written notice to the Participants, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised (to the extent then exercisable) by the Participant within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options, and (iv) provide that all or any outstanding Options shall become exercisable in full immediately prior to such event.

(d) The Participant shall pay to the Corporation, or make provision satisfactory to the Board of Directors for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Board's sole discretion, a Participant (other than a Participant subject to Section 16 of the Act (a "Section 16 Participant"), who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to Section 16 Participants, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Section 16 Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair

     Market Value on the date the withholding obligation is incurred. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(e) For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant:

     (i) a transfer to the employment of the Corporation from a subsidiary or from the Corporation to a subsidiary, or from one subsidiary to another, or

     (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the Participant's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board of Directors otherwise so provides in writing.

(f) The Board of Directors may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board of Directors determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 10. MISCELLANEOUS

(a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Corporation's Board of Directors. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Option.

(b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

(c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof.

(d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

(e) No member of the Board of Directors shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board of Directors be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board of Directors shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

(f) Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on the date of such approval. Prior to such approval, Options may be granted under the Plan expressly subject to shareholder approval.

(g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be granted without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

(h) Options may not be granted under the Plan after January 1, 2008, but then outstanding Options may extend beyond such date.

(i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of New Jersey.

                               UNITY BANCORP, INC.

P              REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
R
O                                APRIL 24, 1998
X
Y                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints the Board of Directors of Unity Bancorp, Inc. (the "Company"), to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the main office of First Community Bank (the "Bank"), 64 Old Highway 22, Clinton, New Jersey, Friday, April 24, 1998, at 3:30 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

          THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS.

          The Board of Directors recommends a vote for each of these proposals.


                                  COMMON STOCK                    -----------
                                                                  SEE REVERSE
                                                                     SIDE
                                                                  -----------

                (This proxy is continued from the reverse side)

    PLEASE MARK YOUR
[X] VOTES AS IN THIS                                                   9394
    EXAMPLE.

1. Election of the following nominee to serve on the Board of Directors for a term of three (3) years and until his successor is elected and duly qualified: John Tremblay

     FOR      WITHHOLD AUTHORITY
     |_|          |_|


2. Approval of the Unity Bancorp, Inc. 1998 Stock Option Plan, as described in the accompanying Proxy Statement.

     FOR        AGAINST      ABSTAIN
     |_|          |_|          |_|



3. In their discretion, such other business as may properly come before the meeting.

                                          Dated: _________________________, 1998

                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature

                                          (Please sign exactly as your name
                                          appears. When signing as an executor,
                                          administrator, guardian, trustee or
                                          attorney, please give your title as
                                          such. If signer is a corporation,
                                          please sign the full corporate name
                                          and then an authorized officer should
                                          sign his name and print his name and
                                          title below his signature. If the
                                          shares are held in joint name, all
                                          joint owners should sign.)


    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.